UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENELUX CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GENELUX CORPORATION

2625 Townsgate Road, Suite 230

Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 11, 2023

At 10:00 a.m. Pacific Time

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Genelux Corporation, a Delaware corporation (the “Company”). The Annual Meeting will be held on Monday, September 11, 2023 at 10:00 a.m. Pacific Time at the Zapara School of Business at La Sierra University, located at 4500 Riverwalk Pkwy, Riverside, CA 92505, and via live webcast at https://web.lumiagm.com/222451939. For additional instructions on how to attend the Annual Meeting, please review the accompanying Proxy Statement for the Annual Meeting (the “Proxy Statement”). The Annual Meeting will be held for the following purposes:

1. To elect the one Class I director named herein to hold office until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

2. To ratify the selection by the Audit Committee of the Board of Directors of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

3. To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement. The Annual Meeting will be held both in-person and virtually through a live webcast. If you would like to attend the Annual Meeting virtually, you may do so by visiting https://web.lumiagm.com/222451939 and entering the 11-digit Control Number included in your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the Proxy Statement. You may log-in beginning at 10:00 a.m. Pacific Time, on Monday, September 11, 2023.

The record date for the Annual Meeting is July 13, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to provide this notice of annual meeting, the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 29, 2023 (our “2022 Form 10-K”), and Amendment No. 1 to our 2022 Form 10-K, filed with the SEC on May 1, 2023 (together with our 2022 Form 10-K, our “Annual Report”) online, with paper copies available free of charge upon request. On or about July 20, 2023, we will mail our Notice of Internet Availability instead of a paper copy of our proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Monday, September 11, 2023 at 10:00 a.m. Pacific Time at the Zapara School of Business at La Sierra University, located at 4500 Riverwalk Pkwy, Riverside, CA 92505, and through a live webcast at https://web.lumiagm.com/222451939.

The Proxy Statement and Annual Report are available at http://www.astproxyportal.com/ast/27213.

By Order of the Board of Directors

/s/ Thomas Zindrick, J.D.
Thomas Zindrick, J.D.
President, Chief Executive Officer and Chairman

Westlake Village, California
July 20, 2023

You are cordially invited to attend the Annual Meeting in person or online. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy card if one is mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person or online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares during the Annual Meeting.

GENELUX CORPORATION

2625 Townsgate Road, Suite 230

Westlake Village, California 91361

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 11, 2023

MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Proposal 1: Election of Directors	7	Plurality of the votes of the shares present in person or virtually, or represented by proxy, at the Annual Meeting and entitled to vote generally on the election of directors	“For” the Class I director nominee named in the Proxy Statement
Proposal 2: Ratification of Independent Registered Public Accounting Firm	17	Majority of shares present in person or virtually, or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter	“For”

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What are proxy materials?

The proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Genelux Corporation, a Delaware corporation (“Genelux,” the “Company,” “we” or “us”), for use at our 2023 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) to be held on Monday, September 11, 2023 at 10:00 a.m. Pacific Time at (i) at the Zapara School of Business at La Sierra University, located at 4500 Riverwalk Pkwy, Riverside, CA 92505, and (ii) via live webcast by accessing https://web.lumiagm.com/222451939 in advance of the meeting, completing the online registration, which requires that you provide the Control Number included on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy card, or voting instruction form, and following the instructions you subsequently receive via e-mail.

The proxy materials include the Notice of Internet Availability, this Proxy Statement for the Annual Meeting (this “Proxy Statement”) for the Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“fiscal year 2022”), filed with the SEC on March 29, 2023 (our “2022 Form 10-K”), and Amendment No. 1 to our 2022 Form 10-K, filed with the SEC on May 1, 2023 (together with our 2022 Form 10-K, our “Annual Report”), and the proxy card or, for shares held in street name (held for your account by a broker, bank or other nominee), a voting instruction form, for the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting virtually or in person and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, on or about July 20, 2023, we will mail a Notice of Internet Availability to stockholders entitled to vote at the Annual Meeting containing instructions on how to access the proxy materials and how to vote. Please follow the instructions on the Notice of Internet Availability for requesting paper or e-mail copies of our proxy materials. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. We believe electronic delivery will expedite the receipt of the proxy materials and will help lower the costs of our proxy materials. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability and on our website, no other information contained on either website is incorporated by reference into or considered to be a part of this document.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, after 10 calendar days have passed since our first mailing of the Notice of Internet Availability.

How do I attend and ask questions during the Annual Meeting?

The Annual Meeting will be held on Monday, September 11, 2023 at 10:00 a.m. Pacific Time at the Zapara School of Business at La Sierra University, located at 4500 Riverwalk Pkwy, Riverside, CA 92505, and via live webcast at https://web.lumiagm.com/222451939.

Directions to the in-person Annual Meeting may be found at http://www.astproxyportal.com/ast/27213. Information on how to vote in person at the Annual Meeting is discussed below.

In order to virtually attend the Annual Meeting, visit https://web.lumiagm.com/222451939 starting at 10:00 a.m. Pacific Time on Monday, September 11, 2023. As part of the registration process, you must enter the Control Number located on your Notice of Internet Availability, proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you should contact American Stock Transfer & Trust Company, LLC at 1-800-468-9716 to receive a control number in order to join the meeting.

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You may submit a question up to one hour in advance of the meeting at http://www.astproxyportal.com/ast/27213 after logging in with the Control Number shown on your Notice of Internet Availability, proxy card or voting instruction form. If you wish to submit a question on the day of the Annual Meeting, beginning at 10:00 a.m. Pacific Time on Monday, September 11, 2023, you may log into the virtual meeting platform at https://web.lumiagm.com/222451939, and follow the instructions there. Our Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be made available to stockholders attending the Annual Meeting in person and on the Annual Meeting’s live webcast on the day of the Annual Meeting and will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit https://web.lumiagm.com/222451939 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other nominee), you will need to contact that bank, broker or other nominee to obtain your Control Number prior to the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

For the 10 days ending the day prior to the Annual Meeting, a list of our record stockholders as of the close of business on July 13, 2023 (the “Record Date”) will be available for examination by any stockholder of record for a legally valid purpose at 1177 Idaho Street, Suite 202, Redlands, CA 92374.

Where can we get technical assistance?

If you have difficulty accessing the meeting, please call 1-800-468-9716 where technicians will be available to help you.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 25,983,904 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Genelux’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person or online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

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On what matters am I voting?

There are two matters scheduled for a vote at the Annual Meeting:

●	Proposal 1: To elect the one Class I director named herein to hold office until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

●	Proposal 2: To ratify the selection by the Audit Committee of the Board (the “Audit Committee”) of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

How do I vote?

You may either vote “For” the one nominee to the Board or you may “Withhold” your vote for the nominee. For the other matter to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person or online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. In such case and if you vote at the Annual Meeting, your previously submitted proxy will be disregarded.

●	To vote in person, attend the Annual Meeting and we will give you a ballot when you arrive.

●	To vote online during the Annual Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at https://web.lumiagm.com/222451939. You will need to enter the 11-digit Control Number found on your Notice of Internet Availability or notice you receive or in the email sending you the Proxy Statement.

●	To vote online prior to the Annual Meeting (until 11:59 p.m. Pacific Time on September 10, 2023), you may vote via the Internet at www.voteproxy.com; by telephone; or by completing and returning your proxy card or voting instruction form, as described below.

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, please call toll free 1-800-776-9437. Your telephone vote must be received by 11:59 p.m. Pacific Time on September 10, 2023 to be counted.

●	To vote through the internet prior to the Annual Meeting, go to www.voteproxy.com and follow the instructions to complete an electronic proxy. You will be asked to provide the company number and Control Number from the Notice. Your internet vote must be received by 11:59 p.m. Pacific Time on September 10, 2023 to be counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a notice containing voting instructions from that organization rather than from Genelux. Simply follow the voting instructions in the notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a proxy form.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee for director and “For” the ratification of the selection by the Audit Committee of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, the NYSE has advised us that Proposal 1 is considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, the NYSE has advised us that Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices of Internet Availability to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to Genelux’s Corporate Secretary at 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Corporate Secretary.

●	You may attend the Annual Meeting and vote virtually or in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other nominee.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 22, 2024, to 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Corporate Secretary. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between May 14, 2024 and June 13, 2024. However, if our 2024 annual meeting of stockholders is not held between August 12, 2024 and October 11, 2024, written notice of the proposal (including a director nomination) must be received (A) not earlier than the close of business on the 120th day prior to the 2024 annual meeting of stockholders, and (B) not later than the close of business on the later of the 90th day prior to the 2024 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Amended and Restated Bylaws (our “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

In order for stockholders to give timely notice of director nominations at next year’s annual meeting for inclusion on a universal proxy card under Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), notice must be submitted by the same deadline as described above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1 (the proposal to elect the one Class I director named herein), votes “For,” “Withhold” and broker non-votes; and, for Proposal 2 (the proposal to ratify the selection by the Audit Committee of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023), votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will have no effect on Proposal 1. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes.

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Broker non-votes will be counted towards the presence of a quorum for either proposal but will not be counted towards the vote total for either proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” The NYSE has advised us that Proposal 1 is considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors

Nominee receiving the most “For” votes from the shares present in person or virtually, or represented by proxy, at the Annual Meeting and entitled to vote generally on the election of directors;

“Withhold” votes will have no effect

			Not Applicable	No effect
2	Ratification of Independent Registered Public Accounting Firm	“For” votes from the holders of a majority of shares present in person or virtually, or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter	Against	Not applicable(1)

(1)	The NYSE has advised us that this proposal is considered to be a “routine” matter under applicable NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of capital stock entitled to vote are present at the Annual Meeting in person or virtually or represented by proxy. On the Record Date, there were 25,983,904 shares outstanding and entitled to vote. Thus, the holders of 12,991,953 shares must be present in person or virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares present at the meeting in person or virtually or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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Proposal 1

Election of Directors

Classified Board

Genelux’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board currently has five authorized members. The previous Class I director, Gabe Woodward, resigned from the Board effective as of July 12, 2023, creating a vacancy in the Board seat to be held by a Class I director. Mr. Woodward’s resignation was made in the normal course of business at the request of his partnership given that the Company’s initial public offering had been completed, and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. John Smither was recommended for election to the Board as a Class I director by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). If elected at the Annual Meeting, Mr. Smither would serve until our 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the one nominee receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the one nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by the Company. The nominee for election has agreed to serve if elected. The Company’s management has no reason to believe that the nominee will be unable to serve.

The Nominating Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

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The table below provides certain information regarding our current directors and nominee for director as of the Record Date.

Nominee/Director Name	Age	Position	Director Since	Year Current Term Expires	Current Director Class
Nominee for Class I Director:
John Smither	70	Director	—	—	—
Continuing Directors:
Mary Mirabelli	66	Director	2021	2024	II
John Thomas, Ph.D.	65	Director	2002	2024	II
James L. Tyree	70	Director	2012	2025	III
Thomas Zindrick, J.D.	64	President, Chief Executive Officer and Chairman	2021	2025	III

The following is a brief biography of the nominee and each director whose term will continue after the Annual Meeting.

Nominee for Election for a Three-year Term Expiring at the 2023 Annual Meeting

John Smither, 70, if elected, will be a new member of our Board. Mr. Smither most recently served as the chief financial officer of Arcutis Biotherapeutics, Inc. (“Arcutis”) from May 2019 to March 2021, where he was responsible for all financial aspects of Arcutis including leading Arcutis’s successful initial public offering and two follow-on financings. Previously, Mr. Smither was the chief financial officer at Sienna Biopharmaceutics from January 2016 to April 2017, and again from April 2018 to March 2019. Mr. Smither also served as the interim chief financial officer at Kite Pharma, a Gilead Company, from November 2017 through April 2018, and was the chief financial officer of Unity Biotechnology from January 2016 to July 2017. He also served as chief financial officer at Kythera Biopharmaceuticals (“Kythera”), where he was responsible for all financial activities during early clinical stage development through approval and launch, led private fundraising rounds, prepared Kythera for its successful initial public offering in October 2012, and oversaw its acquisition by Allergan plc for approximately $2.1 billion. At Amgen Inc. (“Amgen”), Mr. Smither held several financial positions of increasing responsibility, including vice president of finance and administration for Amgen’s European operations in 28 countries, and served as Executive Director of Corporate Accounting. In January 2023, Mr. Smither was appointed to the board of NewAmsterdam Pharma and has served as the chair of its audit committee since January 2022. Since January 2022, Mr. Smither has served as a member of the board of directors of Applied Molecular Transport Inc., as chair of its audit committee, and as a member of its compensation committee. Since March 2018, Mr. Smither has served as a member of the board of directors of eFFECTOR Therapeutics Inc. and its predecessor entity, as chair of its audit committee, and as a member of its nominating and corporate governance committee. Additionally, from December 2013 to May 2020, Mr. Smither served as a member of the board of directors of Achaogen, Inc., as chair of its audit committee, and as a member of its compensation committee. Mr. Smither began his career at Ernst & Young, where he was audit partner and held a certification as a Certified Public Accountant (inactive). He holds a B.S. in accounting, with honors, from California State University at Los Angeles.

We believe Mr. Smither’s extensive experience as a chief financial officer and service on the boards of directors of other biotechnology and pharmaceutical companies qualifies him to serve on our Board.

The Board of Directors Recommends

A Vote “For” the Named Nominee.

Directors Continuing in Office Until the 2024 Annual Meeting

Mary Mirabelli, 66, has served as a member of our Board since June 2021. Ms. Mirabelli has served as the senior vice president at the Healthcare Finance Management Association since April 2018. Previously, Ms. Mirabelli has served as the Vice President of Global Healthcare Services at Hewlett Packard Enterprise Company from June 2014 to April 2017. Ms. Mirabelli served as a senior executive at Hospital Corporation of America from 2010 to 2014. Ms. Mirabelli holds a B.S. in occupational therapy from University of Illinois at Urbana-Champaign and a Masters in Management from Northwestern University’s Kellogg Graduate School of Management.

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We believe Ms. Mirabelli’s extensive experience managing and leading companies within the healthcare industry qualify her to serve on our Board.

John Thomas, Ph.D., 65, has served as a member of our Board since September 2002. Dr. Thomas served as our first Chief Financial Officer from 2002 to 2004. Dr. Thomas has been the Dean of the Zapara School of Business at La Sierra University since 1999. Dr. Thomas has served on the boards of directors of KSGN Good News Radio since January 2004, Loma Linda Broadcasting Network International since January 2009 and ADRA International as a member of the finance committee since September 2015. He previously served as a member of the board of directors of the Family Service Association from 1992 to 2018. Dr. Thomas holds an M.B.A. in finance from La Sierra University and an M.B.A. in marketing from Symbiosis Institute of Management Studies, an M.A. in international political economy from Claremont Graduate University and a Ph.D. in political economy from Claremont Graduate University.

We believe that Dr. Thomas’s extensive training, expertise and experience in finance, qualifies him to serve on our Board.

Directors Continuing in Office Until the 2025 Annual Meeting

James L. Tyree, 70, has served as a member of our Board since May 2012 and as our Lead Independent Director since July 2021. Mr. Tyree served as Chairman of our board from 2014 to 2021. Mr. Tyree is the retired co-founder and managing partner of Tyree & D’Angelo Partners, a private equity investment firm founded in 2014. Prior to founding Tyree & D’Angelo Partners, Mr. Tyree retired as Executive Vice President and President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories (AbbVie) focused on investments in early-stage biotechnology companies. Prior to that, Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group Business Development and Divisional Vice President and General Manager, Japan. He previously served as chairman of the board of directors of the Illinois Biotechnology Industry Organization. Mr. Tyree was a member of the Advisory Board of the University of Chicago Booth Graduate School of Business, a member of the Chicago Council on Global Affairs, and former co-chairman of the Global Health Policy Roundtable. Mr. Tyree also served as a member of the board of directors of ChemoCentryx, Inc. since June 2012 until the company was sold to Amgen in 2022. At the time of sale to Amgen, Mr. Tyree served as the lead independent director. He has served as a member of the board of directors and chair of the compensation committee of Assertio Holdings, Inc. since October 2016. He previously served as Executive Chair of the board of directors of SonarMed, Inc. (now a subsidiary of Medtronic plc). Mr. Tyree earned his bachelor’s degrees in psychology and forensic studies and an M.B.A. from Indiana University.

We believe that Mr. Tyree’s extensive experience in biotechnology and pharmaceuticals, qualifies him to serve on our Board.

Thomas Zindrick, J.D., 64, has served as our President, Chief Executive Officer and a member of our Board since May 2014 and as our Chair since July 2021. Currently, he serves as Executive Chair of Aeromics, Inc, a clinical-stage pharmaceutical company developing products for the treatment of edema in ischemic stroke, since August 2018. Mr. Zindrick served as Chief Executive Officer of Amitech Therapeutic Solutions, Inc., from 2012 to 2014. From 1993 to 2009, Mr. Zindrick was at Amgen, where he held positions of increasing responsibility, including Vice President Associate General Counsel from 2001 to 2004 and again from 2008 to 2009. At Amgen, from 2004 to 2008, Mr. Zindrick served as Chief Compliance Officer. Prior to joining Amgen, Mr. Zindrick was an attorney at The Dow Chemical Company. Mr. Zindrick served on the board of directors of Amitech Therapeutic Solutions, Inc. from 2011 to February 2021 and DNX Biopharmaceuticals, Inc. from November 2014 to March 2020. Mr. Zindrick received his J.D. from the University of Illinois College of Law and a B.A. in biology from North Central College in Naperville, Illinois.

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We believe Mr. Zindrick’s extensive experience managing and leading companies within the pharmaceutical and biotechnology industries qualify him to serve on our Board.

Board Diversity

The following matrix provides the diversity statistics for our Board.

Board Diversity Matrix (As of July 20, 2023)
Total Number of Directors	5
	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3		-	-
Part II: Demographic Background
African American or Black	-	-		-	-
Alaskan Native or Native American	-	-		-	-
Asian	-	1		-	-
Hispanic or Latinx	-	-		-	-
Native Hawaiian or Pacific Islander	-	-		-	-
White	1	2		-	-
Two or More Races or Ethnicities	-	-		-	-
LGBTQ+			-
Did Not Disclose Demographic Background			-

information regarding the board of directors and corporate governance

Independence of the Board of Directors

As required under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing rules, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that each of the directors who currently serves on our Board, with the exception of Mr. Zindrick, is an independent director within the meaning of the applicable Nasdaq listing rules. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

The Company’s Board is currently chaired by the President and Chief Executive Officer of the Company, Mr. Zindrick. Mr. Tyree serves as lead independent director.

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The Company believes that combining the positions of Chief Executive Officer and Chairman helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chairman has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chairman is well positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer).

Because Mr. Zindrick has served and continues to serve in both these roles, our Board appointed Mr. Tyree as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Chairman: the lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is well positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chairman.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board, as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial and other significant risk exposures, such as cybersecurity risk, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee reviews cybersecurity risk, as part of its review of our cybersecurity framework, measures, tools, and compliance, on at least an annual basis. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of our Board (“Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Commitment to Corporate Responsibility

As a company focused on developing a pipeline of next-generation oncolytic viral immunotherapies for patients suffering from aggressive and/or difficult-to-treat solid tumor types, we strive to identify ways to enhance and deliver on our commitment to patients, the medical community, our employees, our investors and our other stakeholders. Accordingly, we recognize the intersection between environmental, social and governance practices and these objectives. Given this, in 2022 we focused on the following areas:

Environmental Impact. We are cognizant of the impact we have on our broader environment and have supported several green measures in an effort to reduce our carbon footprint, including reducing air travel, allowing our employees to work remotely, providing reusable dishes and cutlery to employees, making available electric car chargers at several of our offices, facilitating paperless operations for our clinical trials, expanding the use of electronic investigator files, eConsent forms and digital logs. Further, as we expand and grow, we are committed to doing so in an environmentally responsible way, and will endeavor to improve efficiencies and minimize our carbon footprint wherever practicable. Going forward, when we construct new facilities or remodel existing facilities, we intend to aim for a standard comparable to LEED (Leadership in Energy and Environmental Design) Gold.

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Social Impact. Our future performance depends significantly upon the continued service of our key scientific, technical and senior management personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive compensation, development programs that enable continued learning and growth and a robust employment package that promotes well-being across all aspects of their lives. In addition to salaries, these programs include potential annual discretionary bonuses, stock option and restricted stock unit awards, a 401(k) plan, healthcare and insurance benefits, flexible spending accounts, paid time off, family leave and flexible work schedules, among other benefits. We are committed to patients and to the communities in which we operate.

Diversity and Inclusion. We strive to invest in and create ongoing opportunities for employee development in a diverse and inclusive environment in which each team member plays a unique and vital role. We currently have one female director (representing 20% of our directors). We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but also cultivates an essential pipeline of experienced leaders for management. Hiring for diversity of skills, background and perspective, and diversity of personal characteristics such as age, gender, race and ethnicity continues to be an area of focus as we grow.

Ethics and Corporate Governance. We aspire to maintain the highest standards of business conduct and ethics. All of our employees are required to adhere to our Code of Conduct, which provides, among other things, that all of our employees, officers and directors must maintain the highest standards of business conduct and ethics and conduct internal and external affairs in an honest and ethical manner.

Meetings of the Board of Directors

The Board met four times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

As required under applicable Nasdaq listing rules, in fiscal year 2022, the Company’s independent directors met four times in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2022 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Ms. Mary Mirabelli	X	X	X*
Dr. John Thomas	X*	X	X
Mr. James L. Tyree
Mr. Gabe Woodward[1]	X	X*	X
Mr. Thomas Zindrick, J.D.
Total meetings in fiscal year 2022	4	4	4

*	Committee Chairperson

1	Mr. Woodward resigned from the Board and each committee of the Board on July 12, 2023.

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

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Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions.

The principal duties and responsibilities of our Audit Committee include, among other things:

●	evaluating the performance of and assessing the qualifications of the independent auditors;

●	determining and approving the engagement of the independent auditors;

●	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

●	reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services;

●	monitoring the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;

●	reviewing and approving or rejecting transactions between the Company and any related persons;

●	conferring with management and the independent auditors regarding the effectiveness of internal control over financial reporting;

●	establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	overseeing the Company’s information technology risk exposures, including cybersecurity, data privacy and data security; and

●	meeting to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of two directors: Ms. Mirabelli and Dr. Thomas, who serves as the committee’s chair. Mr. Woodward served as a member of the Audit Committee until his resignation from the Board on July 12, 2023. The Audit Committee met four times during fiscal year 2022. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

The Board reviews the Nasdaq listing rules definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii)).

The Board has also determined that Dr. Thomas qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Board made a qualitative assessment of Dr. Thomas’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.

Due to the vacancy resulting from Mr. Woodward’s resignation from the Board, the Audit Committee is now comprised of two independent directors. As a result, on July 12, 2023, the Company notified Nasdaq that it was not in compliance with Nasdaq Listing Rule 5605(c)(2)(A) (the “Rule”), which requires an audit committee comprised of at least three members, each of whom must satisfy the requirements for audit committee members under the Nasdaq Listing Rules and the Exchange Act. The Company is currently relying on the cure provision in Nasdaq Listing Rule 5605(c)(4)(B), and, contingent upon the election of Mr. Smither to the Board, will regain compliance with the Rule.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Dr. John Thomas (Chair)

Ms. Mary Mirabelli

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* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of two directors: Ms. Mirabelli and Dr. Thomas. Mr. Woodward served as a member and chair of the Compensation Committee until his resignation from the Board on July 12, 2023. All members of the Compensation Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(d)(2)). The Compensation Committee met four times during fiscal year 2022. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

The Compensation Committee of the Board acts on behalf of the Board to review, modify, approve, make recommendations to the Board regarding and oversee the Company’s compensation strategy, policies, plans and programs, including:

●	establishing corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, directors and other senior management and evaluating performance in light of these stated objectives;

●	reviewing and approving the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers and directors; and

●	administering the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

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During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged PayGovernance as compensation consultants. The Compensation Committee requested that PayGovernance:

●	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

●	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, PayGovernance was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group and provide an overall assessment of the Company’s executive compensation programs in comparison to executive compensation programs at selected publicly traded peer companies. At the request of the Compensation Committee, PayGovernance also conducted individual interviews with members of the Compensation Committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. PayGovernance ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with PayGovernance, the Compensation Committee approved the recommendations of PayGovernance.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the fourth quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, select or recommend to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The Nominating Committee is composed of two directors: Dr. Thomas and Ms. Mirabelli, who serves as the committee’s chair. Mr. Woodward served as a member of the Nominating Committee until his resignation from the Board on July 12, 2023. All members of the Nominating Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(a)(2)). The Nominating Committee met four times during fiscal year 2022. The Board has adopted a written Nominating Committee charter that is available to stockholders on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters.

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The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Nominating Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis and every three years, conducted with an outside consultant. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

In recommending candidates for nomination to our Board, the Nominating Committee considers candidates recommended by directors, officers and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and Bylaws, using the same criteria to evaluate all such candidates. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Secretary. Submissions must include, among other things, the candidate’s name, age, business address and residence address, certain biographical data, including the nominee’s principal occupation or employment, and the number and class of Genelux shares that are owned of record and beneficially by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications With the Board of Directors

The Board has adopted a formal communications process by which stockholders may communicate with the Board or any of its directors. Stockholders of the Company wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, CA 91361, Attn: Secretary. Each communication must set forth (i) the name and address of the stockholder on whose behalf the communication is sent and (ii) the number of Company shares that are owned beneficially by such stockholder as of the date of the communication. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed, unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.

Code of Conduct

The Company has adopted the Genelux Corporation Code of Conduct (the “Code of Conduct”) that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the Company’s website at https://investors.genelux.com/corporate-governance/documents-charters. If we ever were to amend or waive any provision that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website, rather than by filing a Current Report on Form 8-K.

Hedging Policy

Our Board has adopted an insider trading policy pursuant to which none of our officers, directors, consultants or other employees may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our capital stock at any time. In addition, none of our officers, directors, consultants or other employees may margin, or make any offer to margin, or otherwise pledge as security, any of our capital stock, including without limitation, borrowing against such stock, at any time.

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Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Weinberg & Company, P.A. has audited the Company’s financial statements since 2021. Representatives of Weinberg & Company, P.A. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Weinberg & Company, P.A. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Weinberg & Company, P.A.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company by Weinberg & Company, P.A. for the fiscal years ended December 31, 2022 and December 31, 2021:

	Fiscal Year Ended
	2022	2021
	(in thousands)
Audit Fees	$207,633	$91,232
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	61,060	27,740
Total Fees	$268,693	$118,972

Audit Fees. This category consists of the annual audit of our financial statements and the interim reviews of the quarterly financial statements and services rendered in connection with registration statements, including comfort letters and consents.

Audit-Related Fees. This category consists of fees billed for professional services provided in connection with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported under Audit Fees.

Tax Fees. This category includes all fees associated with tax compliance, tax advice and tax planning work.

All Other Fees. This category consists of fees for all other services that are not reported above.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent registered public accounting firm, and pre-approve all audit services and all non-audit services of our independent registered public accounting firm permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of our independent registered public accounting firm to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees and tax fees.

The Board of Directors Recommends

a Vote “For” Proposal 2.

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Executive Officers

Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. The following table identifies our current executive officers, their ages, and their respective offices and positions as of the Record Date. Biographical information for such executive officers is set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position

Executive Officers:
Thomas Zindrick, J.D.	64	President, Chief Executive Officer and Chairman
Paul Scigalla, M.D., Ph.D.	78	Chief Medical Officer
Doug Samuelson	64	Chief Financial Officer
Caroline Jewett	59	Head of Quality
Ralph Smalling	67	Head of Regulatory
Joseph Cappello, Ph.D.	66	Chief Technical Officer
Sean Ryder, J.D.	54	General Counsel and Corporate Secretary
Tony Yu, Ph.D.	52	Senior Vice President, Clinical Development

Thomas Zindrick, J.D. Biographical information regarding Mr. Zindrick is set forth under “Proposal 1: Election of Directors.”

Paul Scigalla, M.D., Ph.D. has served as our Chief Medical Officer since September 2011. Since September 2003, he has served as President and Chief Executive Officer of International Pharmaceutical Research Consulting. From 2001 to 2003, he served as Vice President Research Oncology, at Pharmacia/Pfizer Bedminster, New Jersey and from 1998 to 2001, he served as Executive Vice President at SUGEN, Inc. Dr. Scigalla served as Senior Vice President, Development Worldwide at Boehringer Mannheim from 1984 to 1998. Dr. Scigalla received an M.D. and a Ph.D. in pediatrics from Humboldt University in Berlin.

Doug Samuelson has served as our Chief Financial Officer since January 2023. Mr. Samuelson served as our Vice President, Finance from September 2022 to January 2023, and has served as a consultant to the Company since January 2021. Mr. Samuelson served as the part-time Chief Financial Officer of Wellness Center USA, Inc. from 2016 to January 2023. Prior to that, Mr. Samuelson served as the Director of Accounting of Second Sight Medical Products, Inc. from September 2016 to March 2020. From January 2018 to June 2019, he also served as the Chief Financial Officer of AdvaVet, Inc. He also served as Chief Financial Officer of Solis Tek, Inc. from 2014 to 2016, as Chief Financial Officer of Medacta USA, Inc. from 2011 to 2014, and as Interim Chief Financial Officer and the Director of Accounting and Financial Reporting for Response Genetics, Inc. from 2010 to 2011. Mr. Samuelson earned a B.S. in accounting from the University of Utah and a M.S. in computer science from the California State University, Northridge.

Caroline Jewett has served as our Head of Quality since 2021. Ms. Jewett is a quality professional with over 35 years of experience in the biopharmaceutical industry. From 1987 to 2014, Ms. Jewett held positions of increasing responsibility at Amgen, Inc., including Site Head for Clinical Quality, Executive Director for Corporate Quality and Plant Manager for both commercial and clinical manufacturing facilities. She also served as the Inflammation Therapeutic Area Head for Operations. Ms. Jewett received her B.A. in Microbiology from the University of California, in Santa Barbara, California.

Ralph Smalling has served as our Head of Regulatory since 2014. Mr. Smalling has over 35 years of experience in the biopharmaceutical industry, with expertise in all aspects of regulatory development and international safety. Previously, he served at Amgen in positions of increasing responsibility, including Vice President of Regulatory Affairs and International Safety. Under his leadership, Amgen obtained marketing authorizations, supplemental approvals and orphan drug designations in the United States, Europe, Canada and Australia for numerous products. Mr. Smalling was a member of the industry team that negotiated PDUFA II and drafted several of the provisions included in the FDAMA legislation passed by Congress in 1997. Mr. Smalling earned a Master of Science in Microbiology from California State University, Long Beach, and a Bachelor of Arts degree in Biology from Occidental College.

Joseph Cappello, Ph.D. has served as our Vice President of Pharmaceutical Development since November 2012 and General Manager of Manufacturing since September 2018. Previously, from 1988 to 2010, Dr. Cappello served as the Vice President and Chief Technology Officer of Protein Polymer Technologies Inc. From January to September 2012, Dr. Cappello served as the Director and General Manager in the Biological Test Center of B. Braun Medical Inc. Dr. Cappello earned his Ph.D. in Biological Chemistry from the University of Cincinnati, College of Medicine, and his B.S. in Molecular and General Genetics from the University of California, Davis.

Sean Ryder, J.D. has served as our General Counsel and Corporate Secretary since October 2021. Previously, from August 2019 to October 2021, Mr. Ryder was the Associate General Counsel of Mesoblast Limited. Previously, Mr. Ryder was the Vice President of Legal from November 2011 to August 2019 and Acting Chief Compliance Officer from November 2011 to March 2016 at Helsinn Therapeutics (U.S.), Inc. From February 2007 to October 2011, Mr. Ryder was the Senior Director of Legal at Glenmark Generics Inc., USA. Mr. Ryder received his B.S. in biochemistry from University of Maryland College Park and his J.D. from University of San Francisco School of Law.

Tony Yu, Ph.D. has served as our Vice President of Clinical Trial Operations since January 2010. Previously, he served as our Associate Vice President of Preclinical Research and Business Development from 2008 to 2010. From 2002 to 2008, Dr. Yu was Director of the Imaging Group and Director of Tumor Diagnosis/Therapy. Dr. Yu received a B.A. in biology from the University of Utah and a Ph.D. in anatomy and biochemistry from Loma Linda University.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our capital stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our directors and our director nominee;
●	each our of named executive officers; and
●	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a stockholder and the percentage ownership of such stockholder, we deemed to be outstanding all shares subject to options or other rights held by the stockholder that are currently exercisable or exercisable as of September 11, 2023, which is 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the stockholder holding such options or other rights for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder. Except as indicated by the footnotes below and subject to community property laws where applicable, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 25,983,904 shares of common stock outstanding as of the Record Date.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, California 91361, Attn: Secretary.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Greater than 5% Holders
Aladar Szalay, Ph.D.(1)	4,599,997	17.7%
Directors, Director Nominee and Named Executive Officers:
Mary Mirabelli(2)	26,000	*
John Smither(3)	900	*
John Thomas, Ph.D. (4)	559,740	2.2%
James L. Tyree(5)	128,067	*
Thomas Zindrick, J.D.(6)	1,462,273	5.6%
Doug Samuelson(7)	45,910	*
Sean Ryder, J.D.(8)	72,775	*
All directors and executive officers as a group (11 persons)(9)	3,035,672	11.7%

*Represents beneficial ownership of less than 1%.

(1)	Consists of (i) 32,167 shares of common stock directly held by Dr. Szalay; (ii) 1,758,760 shares of common stock held by The Szalay 2009 Irrevocable Trust; (iii) 1,589,577 shares of common stock held by The Szalay 2010 Retained Annuity Trust; (iv) 50,000 shares of common stock held by The Szalay Children’s Trust; (v) 169,493 shares of common stock held by Dr. Szalay’s spouse; (vi) 500,000 shares of common stock held by The Szalay 2009 Irrevocable Trust; and (vii) 500,000 shares of common stock held by The Szalay Children’s Trust.

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(2)	Consists of (i) 25,000 shares of common stock subject to options held by Ms. Mirabelli that are exercisable within 60 days of the Record Date; and (ii) 1,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(3)	Consists of 900 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(4)	Consists of (i) 470,000 shares of common stock; (ii) 80,740 shares of common stock subject to options held by Dr. Thomas that are exercisable within 60 days of the Record Date; and (iii) 9,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(5)	Consists of (i) 119,067 shares of common stock subject to options held by Mr. Tyree that are exercisable within 60 days of the Record Date; and (ii) 9,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(6)	Consists of (i) 1,439,273 shares of common stock subject to options held by Mr. Zindrick that are exercisable within 60 days of the Record Date; and (ii) 23,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(7)	Consists of (i) 42,310 shares of common stock subject to options held by Mr. Samuelson that are exercisable within 60 days of the Record Date; and (ii) 3,600 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(8)	Consists of (i) 71,875 shares of common stock subject to options held by Mr. Ryder that are exercisable within 60 days of the Record Date; and (ii) 900 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

(9)	Consists of (i) the shares of common stock described in notes (2) and (4) through (8) above; (ii) 163,883 shares of common stock subject to options held by Dr. Scigalla that are exercisable within 60 days of the Record Date; (iii) (a) 156,388 shares of common stock subject to options held by Dr. Cappello that are exercisable within 60 days of the Record Date, and (b) 9,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date; (iv) (a) 150,000 shares of common stock held directly by Dr. Yu, (b) 239,653 shares of common stock subject to options held by Dr. Yu that are exercisable within 60 days of the Record Date, and (c) 9,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date; (v) (a) 8,333 shares of common stock subject to options held by Mr. Smalling that are exercisable within 60 days of the Record Date, and (b) 3,000 shares of common stock underlying an award of restricted stock units that are vesting within 60 days of the Record Date; and (vi) 450 shares of common stock held directly by Ms. Jewett and 1,200 shares of common stock issuable to Ms. Jewett underlying an award of restricted stock units that are vesting within 60 days of the Record Date.

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Executive Compensation

Our named executive officers for the year ended December 31, 2022, consisting of our principal executive officer and the next two most highly compensated executive officers who were serving in such capacity as of December 31, 2022, were:

●	Thomas Zindrick, J.D., our President and Chief Executive Officer;

●	Doug Samuelson, our Chief Financial Officer; and

●	Sean Ryder, J.D., our General Counsel and Corporate Secretary.

Summary Compensation Table

The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended December 31, 2021 and 2022. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Thomas Zindrick, J.D.	2022	500,000		—		—		—		500,000
President and Chief Executive Officer	2021	500,000		—		—		16,893	(1)	516,893

Doug Samuelson(5)	2022	85,077	(6)	—		822,400	(3)	165,333	(2)	1,072,810
Chief Financial Officer(7)	2021	—		—		—		240,000	(2)	240,000

Sean Ryder, J.D.	2022	330,000		50,000	(4)	—		—		380,000
General Counsel and Corporate Secretary	2021	79,961	(8)	50,000	(9)	1,208,618	(3)	—		1,338,579

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(1)	Includes $16,893 related to company-paid housing.
(2)	Mr. Samuelson was a consultant from January 2021 through September 8, 2022. These amounts represent the amounts earned as a consultant prior to becoming an employee.
(3)	The amounts disclosed represent the aggregate grant date fair value of the stock options granted to our named executive officers under our 2019 Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options are set forth in Note 13 to our annual financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer upon vesting or exercise of the stock options, or the sale of the common stock underlying such awards.
(4)	The amount shown represents a one-time cash retention bonus paid to Mr. Ryder pursuant to the terms of his employment agreement and in connection with his commencement of employment, as described below under “Agreements with Named Executive Officers.”
(5)	Mr. Samuelson joined the Company in September 2022, and as such his 2021 consulting compensation is included in the Summary Compensation Table as All Other Compensation. His 2022 salary reflects the pro rata amount earned in 2022.
(6)	Mr. Samuelson joined the Company in September 2022 and as such his 2022 salary reflects the pro rata amount earned in 2022.
(7)	Mr. Samuelson was appointed as Chief Financial Officer in January 2023.
(8)	Mr. Ryder joined the Company in October 2021 and as such his 2021 salary reflects the pro rata amount earned in 2021.
(9)	The amount shown represents a one-time cash relocation bonus paid to Mr. Ryder pursuant to the terms of his employment agreement and in connection with his commencement of employment, as described below under “Agreements with Named Executive Officers.”

Annual Base Salary

The 2022 annual base salaries for our named executive officers are set forth in the table below.

Name	2022 Base Salary
Thomas Zindrick, J.D.	$500,000
Doug Samuelson	$280,000
Sean Ryder, J.D.	$330,000

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants.

We have generally used stock options as an incentive for long-term compensation to our executive officers because stock options allow our executive officers to realize value from this form of equity compensation only if our stock price increases. We may grant equity awards at such times as the Board determines appropriate. Our executives generally are awarded an initial grant in the form of a stock option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to our initial public offering, we granted stock options to each of our named executive officers pursuant to our 2009 Equity Incentive Plan (the “2009 Plan”). The 2009 Plan was replaced by our 2019 Equity Incentive Plan (the “2019 Plan”) in January 2019. Upon the effective date of the 2019 Plan, no further grants were made under our 2009 Plan. Any outstanding awards granted under our 2009 Plan will remain subject to the terms of our 2009 Plan and applicable award agreements. Following the completion of our initial public offering, we may grant additional equity awards to our named executive officers pursuant to our 2022 Equity Incentive Plan (the “2022 Plan”).

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All stock options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option awards are subject to a variety of vesting periods, including vesting over a four-year period, a two-year period, or being fully vested on the date of grant, and may be subject to acceleration of vesting and exercisability under certain termination and change in control events.

On September 9, 2022, under our 2019 Plan, we granted Mr. Samuelson an option to purchase 88,300 shares of our common stock with an exercise price of $10.50 per share. This option has a vesting commencement date of September 9, 2022 and was vested as to 25% as of the grant date, and shall vest 1/36 monthly thereafter, subject to Mr. Samuelson’s continuous service through each such date.

Following the completion of our initial public offering, we may grant additional equity awards to our executive officers pursuant to our 2022 Plan.

Agreements with Named Executive Officers

Below are descriptions of our employment agreements with Mr. Zindrick, Mr. Samuelson and Mr. Ryder. The employment of each of our named executive officers is at will.

Mr. Zindrick. We entered into an employment agreement with Mr. Zindrick on May 30, 2023, with retroactive effect to April 1, 2023. Pursuant to the agreement, Mr. Zindrick is entitled to an initial base salary of $595,000 and an annual discretionary bonus of up to 55% of his annual base salary. The agreement also provides that Mr. Zindrick will be eligible to receive an annual discretionary option and/or other equity award grant covering shares of our common stock, as determined by the Board in its discretion based upon the achievement of corporate and/or individual objectives and milestones that are determined in the sole discretion of the Board, pursuant to our 2022 Plan.

Mr. Samuelson. We entered into an employment agreement with Mr. Samuelson on September 9, 2022. Pursuant to the agreement, Mr. Samuelson is entitled to an initial base salary of $280,000 and an annual discretionary bonus of up to 30% of his annual base salary. The agreement also provides for an option to purchase 88,300 shares of our common stock as described further above under “Equity-Based Incentive Awards.”

Mr. Ryder. We entered into an employment agreement with Mr. Ryder on September 29, 2021. Pursuant to the agreement, Mr. Ryder is entitled to an initial base salary of $330,000 and, beginning in 2022, an annual discretionary bonus of up to 35% of his annual base salary. Mr. Ryder also received a one-time $50,000 cash retention payment, subject to a right of repayment in favor of the Company in the event he is terminated or resigns for any reason within eighteen (18) months following his October 4, 2021, start date. The agreement also provides for an option to purchase 150,000 shares of our common stock as described further above under “—Equity-Based Incentive Awards.” In addition, the employment agreement provided for a $50,000 cash relocation allowance, payable within 30 days of Mr. Ryder’s start date, subject to a right of repayment in favor of the Company in the event his employment ended for any reason prior to the first anniversary of his start date, or in the event he did not relocate to Westlake Village, California by December 31, 2021. The company also agreed to reimburse Mr. Ryder for the cost of airfare (up to four economy-class round-trip tickets), hotel accommodations (up to four nights and up to $300 per night), car rental (up to $400), and meals (up to $100 per day) in connection with travel to Westlake Village, California for the purpose of evaluating housing and schools. In addition, the agreement also provided the Company would pay for up to three (3) months of temporary housing with a rental maximum of $4,000 per month.

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, and life insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death, and dismemberment insurance for all of our employees, including our named executive officers.

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Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2022.

	Option Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price Per Share ($)(2)	Option Expiration Date
Thomas Zindrick, J.D.	8/15/2014	(3)	333,333	—	$6.00	8/15/2024
	9/19/2017	(3)	200,000	—	$6.00	9/19/2027
	9/19/2017	(3)	725,000	—	$6.00	9/19/2027
	3/23/2020	(3)	157,372	—	$6.00	3/23/2030
	9/24/2020	(3)	23,658	—	$6.00	9/24/2030

Doug Samuelson	9/9/2022	(4)(6)	22,075	66,225	$6.00	9/9/2032

Sean Ryder, J.D.	10/4/2021	(5)(6)	45,833	104,167	$6.00	10/4/2031

(1)	All of the option awards were granted under the 2009 Plan or the 2019 Plan, the terms of which are described below under “Employee Benefit and Stock Plans—2009 Equity Incentive Plan and 2019 Equity Incentive Plan.”
(2)	In September 2022, the Board approved a stock option repricing whereby the exercise prices of previously granted and unexercised options held by certain employees, directors and key advisers with exercise prices between $9.00 and $10.50 per share, were adjusted to equal the initial offering price of $6.00, contingent and effective upon the completion of the Company’s initial public offering (the “Stock Option Repricing”).
(3)	All shares subject to this option award were fully vested as of the date of grant.
(4)	The shares subject to this option award vested as to 25% of the total shares on the Grant Date and vest 1/36th monthly thereafter, subject to continuous service through each such date.
(5)	The shares subject to this option award vest as to 25% of the total shares on the one-year anniversary of the Grant Date and vest in 1/36th monthly thereafter, subject to continuous service through each such date.
(6)	In the event optionholder is terminated without cause within three (3) months prior to, or within eighteen (18) months following, a change in control, or resigns for good reason within such period, then the unvested portion of this option shall vest and become exercisable in full.

Perquisites Health, Welfare and Retirement Benefits

Our named executive officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical, dental, group term life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. In addition, we provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. We do, however, pay the premiums for medical, dental, group term life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. The Board may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interests.

Employee Benefit and Stock Plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success. The principal features of our equity incentive plans and our 401(k) plan are summarized below. These summaries are qualified in their entirety by reference to the actual text of the plans, which, other than the 401(k) plan, are filed as exhibits to the registration statement of which this prospectus is a part.

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401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make employer profit sharing contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of Internal Revenue Code of 1986, as amended (the “Code”), with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

2022 Equity Incentive Plan

Our Board adopted our 2022 Plan in June 2022 and our stockholders approved our 2022 Plan in August 2022. Our 2022 Plan provides for the grant of incentive stock options (“ISOs”), to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates. Our 2022 Plan is a successor to our 2019 Plan, which is described below. The 2022 Plan became effective upon its approval by our stockholders, but no grants could be made under the 2022 Plan until immediately prior to the execution of the underwriting agreement related to our initial public offering. No further grants have been made under our 2019 Plan since our initial public offering.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2022 Plan will not exceed 2,800,000 shares. In addition, the number of shares of our common stock reserved for issuance under our 2022 Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2024 and continuing through and including January 1, 2032, in an amount equal to 5% of the total number of shares of our common stock outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by our Board. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2022 Plan is 8,400,000.

Shares subject to stock awards granted under our 2022 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2022 Plan. Additionally, shares become available for future grant under our 2022 Plan if they were issued under stock awards under our 2022 Plan that we repurchase or that are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board, or a duly authorized committee of our Board, will administer our 2022 Plan. Our Board has delegated concurrent authority to administer our 2022 Plan to the Compensation Committee. We refer to the Board, or the applicable committee with the power to administer our 2022 Plan, as the plan administrator. Our plan administrator may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our 2022 Plan, the plan administrator has the authority to determine and amend the terms of awards and underlying agreements, including:

●	recipients;

●	the exercise, purchase or strike price of stock awards, if any;

●	the number of shares subject to each stock award;

●	the vesting schedule applicable to the awards, together with any vesting acceleration; and

●	the form of consideration, if any, payable on exercise or settlement of the award.

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Under the 2022 Plan, the plan administrator also generally has the authority to effect, with the consent of any adversely affected participant:

●	the reduction of the exercise, purchase, or strike price of any outstanding award;

●	the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or

●	any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement or other written agreement between us and the participant, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The 2022 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator.

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The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any period commencing on the date of our annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the meeting for the next subsequent year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the board during such annual period, $1,250,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2022 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2022 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

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In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Under our 2022 Plan, a corporate transaction is defined to include the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

Change in Control. In the event of a change in control, as defined under our 2022 Plan, awards granted under our 2022 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2022 Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) the approval by the stockholders or the Board of a plan of complete dissolution or liquidation of the company, or the occurrence of a complete dissolution or liquidation of the company, except for a liquidation into a parent corporation; (4) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (5) an unapproved change in the majority of the Board.

Transferability. A participant may not transfer stock awards under our 2022 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2022 Plan.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our 2022 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the 10th anniversary of the date our Board adopted our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

2019 Equity Incentive Plan

Our 2019 Plan was originally adopted by our Board and approved by our stockholders in October 2018 as the successor to and continuation of our 2009 Plan, and became effective on January 2, 2019. Our 2019 Plan allowed for the grant of ISOs, NSOs, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards to employees, directors, and consultants. The 2019 Plan was replaced by our 2022 Plan in January 2023. Upon the effective date of the 2022 Plan, no further grants were made under our 2019 Plan. Any outstanding awards granted under our 2019 Plan will remain subject to the terms of our 2019 Plan and applicable award agreements.

Authorized Shares. The maximum number of shares of our common stock that may be issued under our 2019 Plan is 2,059,073 shares. Outstanding stock awards granted under the 2009 Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of failure to meet a contingency or condition required to vest such shares or otherwise return to us; or (iii) are required or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award can be added to the authorized shares as Returning Shares, not to exceed 3,774,260 shares.

Shares subject to stock awards granted under our 2019 Plan that expire, are forfeited, or terminate without being exercised in full do not reduce the number of shares available for issuance under our 2022 Plan. Additionally, shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award become available for future grant under our 2019 Plan.

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As of December 31, 2022, there were 1,632,315 shares available for the grant of stock awards under our 2019 Plan, and there were outstanding stock options covering a total of 1,840,681 shares that were granted under our 2019 Plan.

Plan Administration. Our Board or a duly authorized committee of our Board (referred to herein as the plan administrator) administers our 2019 Plan and the stock awards granted under it. Under our 2019 Plan, the plan administrator has the authority to determine the terms of awards, including: (i) recipients; (ii) when and how each stock award will be granted; (iii) what type of stock award will be granted; (iv) the provisions of each award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or common stock under the stock award; (v) the number of shares subject to each stock award; and (vi) the fair market value applicable to a stock award.

Under the 2019 Plan, the plan administrator also generally has the authority to amend, modify or terminate any outstanding stock awards, including, but not limited to, substituting the award, changing the date of exercise or settlement, and converting an ISO to a nonstatutory stock option; the holder’s consent is required unless the plan administrator determines that the action would not materially and adversely affect the holder or the action is otherwise permitted by the 2019 Plan.

Stock Options. ISOs and NSOs are granted pursuant to award agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2019 Plan, provided that the exercise price of a stock option generally cannot be less than 100% (or 110% in the case of ISOs granted to certain stockholders) of the fair market value of our common stock on the date of grant. Options granted under the 2019 Plan vest at the rate specified by the plan administrator. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order; (2) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the option, results in either the receipt of cash (or check) by us or the receipt of irrevocable instructions to pay the aggregate exercise price to us from the sales proceeds, (3) delivery or attestation of shares of our common stock previously owned by the holder, (4) a net exercise of the stock option, (5) according to a deferred payment or similar arrangement with the optionholder and which the interest will compound at least annually and will be charged at the minimum rate of interest to avoid (A) the imputation of interest income to us and compensation income to the optionholder under any applicable provisions of the Code, and (B) the classification of the option as a liability for financial accounting purposes; or (6) any other form of legal consideration that may be acceptable to our Board and specified in the applicable stock award agreement.

The plan administrator determines the term of stock options granted under the 2019 Plan, up to a maximum of 10 years (or five years in the case of ISOs granted to certain stockholders). The plan administrator shall determine the effect on a stock award of the disability, death, retirement, authorized leave of absence, or any other change or purported change in a holder’s status. Unless the plan administrator provides otherwise, stock options generally are not transferable except by will, the laws of descent and distribution.

Changes to Capital Structure. In the event of a “capitalization adjustment,” the Board, in its discretion, will make appropriate and proportionate adjustments to (1) the class(es) and maximum number of shares reserved for issuance under the 2019 Plan, (2) the class(es) and maximum number of shares that may be issued on the exercise of ISOs, and (3) the class(es) and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards. For purposes of the 2019 Plan, “capitalization adjustment” generally means any change that is made in (or other events occurring with respect to) our common stock subject to the 2019 Plan or any award without the receipt of consideration by us through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination or exchange of shares, change in corporate structure, or other similar equity restructuring transaction (within the meaning of ASC Topic 718).

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Transactions. Our 2019 Plan provides that, in the event of a “change in control” or a “corporate transaction,” unless otherwise provided in an award agreement or other written agreement between us and the award holder or unless otherwise expressly provided by our Board at the time of grant of a stock award, our Board, the plan administrator, may take one or more of the following actions with respect to such stock awards contingent upon the closing or completion of the transaction:

●	arrange for the assumption of, continuation of or substitution of the stock award by the surviving or acquiring corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring corporation;

●	provide for acceleration of vesting of any stock award;

●	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

●	provide for the cancellation of any stock award, to the extent not vested or not exercised prior to the effective time of such transaction, for such cash consideration, if any, as the Board in its sole discretion may consider appropriate; or

●	make a payment (in such form as may be determined by the Board) equal to the excess, if any, of (A) the value of the property that would have been received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise, with such payments delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies related to such transaction.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to treat all participants in the same manner.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in an applicable award agreement or other written agreement, but in the absence of such provision, no such acceleration will occur.

Plan Amendment or Termination. Our Board has the authority to amend, suspend or terminate the 2019 Plan; provided that no amendment of the 2019 Plan shall materially and adversely affect any outstanding stock award without the consent of the affected holder. Certain material amendments require the approval of our stockholders.

2009 Equity Incentive Plan

Our Board and stockholders adopted the 2009 Plan in August 2009. Our 2009 Plan provided for the grant of ISOs within the meaning of Section 422 of the Code to our employees, and for the grant of Non-Qualified Stock Options (which together with ISOs, are referred to below as Options), Restricted Stock awards, Stock Appreciation Rights, Dividend Equivalent awards, Stock Payment awards, and Restricted Stock Unit awards to employees, non-employee directors and consultants. The 2009 Plan was replaced by our 2019 Plan in January 2019. Upon the effective date of the 2019 Plan, no further grants were made under our 2009 Plan. Any outstanding awards granted under our 2009 Plan will remain subject to the terms of our 2009 Plan and applicable award agreements.

Authorized Shares. As of December 31, 2022, there were outstanding stock options covering a total of 2,360,337 shares granted under our 2009 Plan.

Plan Administration. Our Board, or a duly authorized committee of our Board to which the Board delegated its administrative authority, administered our 2009 Plan and is referred to as the “plan administrator” herein. Under our 2009 Plan, the plan administrator has the authority to, among other things, determine who would be granted stock awards, to determine the terms and conditions of each stock award (including the number of shares subject to the stock award, when the stock award will vest and, as applicable, become exercisable), to accelerate the time(s) at which a stock award may vest or be exercised, and to construe and interpret the terms of our 2009 Plan and stock awards granted thereunder.

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Stock Options. Options were granted under stock option agreements adopted by the plan administrator. The plan administrator determined the exercise price for stock options, within the terms and conditions of the 2009 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value for ISOs granted to certain major stockholders). Options granted under the 2009 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2009 Plan, up to a maximum of 10 years (or five years, for ISOs granted to certain major stockholders). The plan administrator shall determine the effect on a stock award of the disability, death, retirement, authorized leave of absence, or any other change or purported change in a holder’s status.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option were determined by the plan administrator and could include (1) cash, (2) a promissory note, (3) shares of our common stock previously owned by the optionholder, or (4) other legal consideration approved by the plan administrator.

Unless the plan administrator provided otherwise, options generally are not transferable.

Changes to Capital Structure. In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of our assets to stockholders (other than normal cash dividends), or any other corporate event affecting our stock or the share price of our stock, the plan administrator will make equitable adjustments to the terms and conditions of and outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and to the grant or exercise price per share for any outstanding awards under the Plan.

Corporate Transactions. Our 2009 Plan provides that in the event of certain changes to the capital structure describe above or a change in control, the plan administrator may take one or more of the following actions with respect to such stock awards:

●	to provide for either (A) termination of any award in exchange for an amount of cash or other property equal to the amount that would have been received upon the exercise of such award or realization of participants rights, or (B) the replacement of such award with other rights or property;

●	arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation;

●	to make adjustments in the number and type of securities subject to outstanding awards, and to the terms and conditions of awards;

●	to provide that an award will be exercisable, payable, or fully vested with respect to all shares; or

●	to provide that an award cannot vest, be exercised or become payable after such event.

If a change in control occurs and awards are not continued, converted, assumed, or replaced by the successor entity, then immediately prior to such change in control, the awards will become fully exercisable or payable.

Plan Amendment or Termination. Our 2009 Plan was terminated upon the adoption and approval of our 2019 Plan.

2022 Employee Stock Purchase Plan

Our Board adopted our 2022 Employee Stock Purchase Plan (“ESPP”) in June 2022 and our stockholders approved our ESPP in August 2022. The ESPP became effective immediately prior to the execution of the underwriting agreement related to our initial public offering. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. In addition, purchase rights may be granted under a component that does not qualify for such favorable tax treatment because of deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.

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Share Reserve. The ESPP authorizes the issuance of 700,000 shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, beginning on January 1, 2024 and continuing through, and including, January 1, 2032, by the lesser of (1) 1% of the total number of shares of our common stock outstanding on the last day of the calendar month before the date of the automatic increase, and (2) 2,100,000 shares; provided, that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (1) and (2). As of the date hereof, no shares of our common stock have been purchased under the ESPP.

Administration. Our Board has delegated its authority to administer the ESPP to our Compensation Committee. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our common stock under the ESPP. Unless otherwise determined by our Board, common stock will be purchased for the accounts of employees participating in the ESPP at a price per share that is at least the lesser of (1) 85% of the fair market value of a share of our common stock on the first date of an offering, or (2) 85% of the fair market value of a share of our common stock on the date of purchase. For the initial offering, which commenced on the execution and delivery of the underwriting agreement relating to our initial public offering, the fair market value on the first day of the offering period was $6.00, or the price at which shares of common stock were first sold to the public.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board, including: (1) being customarily employed for more than 20 hours per week, (2) being customarily employed for more than five months per calendar year, or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (1) the number of shares reserved under the ESPP, (2) the maximum number of shares by which the share reserve may increase automatically each year, (3) the number of shares and purchase price of all outstanding purchase rights, and (4) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, including the consummation of (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within 10 business days before such corporate transaction, and such purchase rights will terminate immediately.

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ESPP Amendment or Termination. Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders:
2019 Equity Incentive Plan	4,201,019	10.12	—
2022 Equity Incentive Plan	—	—	2,686,500
2022 Employee Stock Purchase Plan	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	4,201,019		2,686,500

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. The Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused paid time off, as applicable. In addition, Messrs. Samuelson and Ryder are entitled to certain severance benefits under their employment agreements, subject to their execution of a release of claims, return of all company property, compliance with post-termination obligations and resignation from all positions with us.

Pursuant to the terms of Mr. Zindrick’s employment agreement, in the event he is subject to a termination without “cause” or he resigns for “good reason” (each, as defined in Mr. Zindrick’s employment agreement), Mr. Zindrick shall be entitled to receive (i) continued payment of his base salary for twelve (12) months and Company-paid COBRA premiums for twelve (12) months and (ii) in the event of a termination by the Company without cause, 100% of his target annual bonus for the calendar year in which the separation occurs.

In the event Mr. Zindrick is subject to a termination without cause or he resigns for good reason within three (3) months prior to or eighteen (18) months following a “change in control” (as defined in the 2022 Plan), Mr. Zindrick shall be entitled to receive (i) a lump sum cash payment equal to eighteen (18) months of his then-current base salary and 100% of his target annual bonus for the calendar year in which the separation occurs; and (ii) Company-paid COBRA premiums for eighteen (18) months.

Pursuant to the terms of Mr. Samuelson’s employment agreement, in the event he is subject to a termination without “cause” or he resigns for “good reason” (each, as defined in Mr. Samuelson’s employment agreement), Mr. Samuelson shall be entitled to receive Company-paid COBRA premiums for nine (9) months. In the event Mr. Samuelson is subject to a termination without cause or he resigns for good reason within three (3) months prior to or eighteen (18) months following a “change in control” (as defined in the 2022 Plan), Mr. Samuelson shall be entitled to receive (i) a lump sum cash payment equal to nine (9) months of his then current base salary and his full target annual bonus; (ii) Company-paid COBRA premiums for nine (9) months; and (iii) all unvested time-based equity awards held by Mr. Samuelson shall accelerate and vest in full.

Pursuant to the terms of Mr. Ryder’s employment agreement, in the event he is subject to a termination without “cause” or he resigns for “good reason” (each, as defined in Mr. Ryder’s employment agreement), Mr. Ryder shall be entitled to receive Company-paid COBRA premiums for nine (9) months. In the event Mr. Ryder is subject to a termination without cause or he resigns for good reason within three (3) months prior to or eighteen (18) months following a “change in control” (as defined in the 2022 Plan), Mr. Ryder shall be entitled to receive (i) a lump sum cash payment equal to his then-current base salary and 100% of his target annual bonus; (ii) Company-paid COBRA premiums for twelve (12) months; and (iii) all unvested time-based equity awards held by Mr. Ryder shall accelerate and vest in full.

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Non-Employee Director Compensation

We have previously provided only equity-based compensation to certain of our non-employee directors. In addition, all of our non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of the Board or committees thereof.

The following table sets forth information regarding the compensation earned for service on the Board during the year ended December 31, 2022. Thomas Zindrick, J.D., our current President and Chief Executive Officer, was also a member of the Board during 2022, but did not receive any additional compensation for his service as a director on the Board. Mr. Zindrick’s compensation as an executive officer is set forth in the section titled “Executive Compensation—Summary Compensation Table.”

Name	Option Awards ($)(1)(2)	Total ($)
James L. Tyree	233,620	233,620
John Thomas, Ph.D.	233,620	233,620
Gabe Woodward*	233,620	233,620
Mary Mirabelli	233,620	233,620

* (1)

Mr. Woodward resigned from the Board on July 12, 2023.

The amounts reported in this column do not reflect dollar amounts actually received by the director. Instead, the amounts reflect the aggregate grant date fair value of the stock options granted to the director during 2022 under the 2019 Plan, computed in accordance with ASC Topic 718, as further described below. As required by SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. The amount reported in this column reflects the accounting cost for these stock options and does not correspond to the actual economic value that may be received by the director upon the exercise of the stock options or any sale of the underlying shares of common stock.

(2)	The table below sets forth the aggregate number of shares subject to outstanding stock options beneficially owned by each of our directors as of December 31, 2022:

Name	Number of Shares Underlying Outstanding Options as of December 31, 2022
James L. Tyree	119,067
John Thomas, Ph.D.	80,740
Gabe Woodward*	58,333
Mary Mirabelli	25,000

* Mr. Woodward resigned from the Board on July 12, 2023.

The exercise price of each option is equal to the fair market value of our common stock as of the date of grant.

In September 2022, the Board granted fully vested options under our 2019 Plan to purchase 25,000 shares of common stock to each of our non-employee directors at an exercise price of $10.50 per share, subject to the Stock Option Repricing (as described below). Further, in September 2022, the Board approved the Stock Option Repricing. No other modifications were made to these options.

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Non-Employee Director Compensation Policy

We maintain a non-employee director compensation policy that is applicable to all of our non-employee directors. This compensation policy provides that each such non-employee director will automatically receive the following compensation for service on the Board:

●	an annual cash retainer of $40,000;
●	an additional annual cash retainer of $30,000 to the lead independent director of the Board;
●	an additional annual cash retainer of $15,000, $10,000, and $8,000 for service as chair of our Audit Committee, Compensation Committee and Nominating Committee, respectively;
●	an additional annual cash retainer (not applicable to committee chairs) of $7,500, $5,000, and $4,000 for service as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively;
●	for each eligible director who is first elected or appointed to the Board, an initial option grant to purchase a number of shares of our common stock that will be calculated using the Black-Scholes model based on an initial grant value of $310,000 on the date of each such non-employee director’s appointment to the Board, vesting monthly over three years;
●	an annual option grant to purchase a number of shares of our common stock that will be calculated using the Black-Scholes model based on an initial grant value of $155,000 on the date of each of our annual stockholder meetings, vesting on the earlier of (i) the first anniversary of the grant date and (ii) the date of the next annual meeting; and
●	in the event a director departs the Board other than for cause and enters into a separation agreement with the Company upon their departure, all then-vested stock options held by the director will remain exercisable for at least one year and up to five years from the date of departure (but in no event later than the 10-year anniversary of the option’s date of grant), with each full or partial year of service equaling one year of extended exercise period.

Each of the option grants described above will be granted under our 2022 Plan. Each such option grant will vest and become exercisable subject to the director’s continuous service to us, provided that each grant will vest in full upon a change in control of the Company, as defined in the 2022 Plan. The term of each option will be 10 years, subject to earlier termination as provided in the 2022 Plan.

In addition, the Board or the Compensation Committee may from time to time determine to make discretionary grants of stock options or other equity awards under the 2022 Plan to our non-employee directors in connection with their service on the Board.

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Transactions With Related Persons and indemnification

Policies and Procedures for Related Party Transactions

We adopted a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of the Board or our Audit Committee. Under the policy, any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets in a fiscal year) and such person would have a direct or indirect interest, must be presented to the Board or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Board or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms comparable to the terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2021 and 2022, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Settlement Agreement

In March 2016, we agreed to pay Leslie P. Busick, Trustee of the Busick Inter Vivos Trust dated June 11, 1974 as Amended and Restated, the amount of $2.1 million, plus interest, in connection with the settlement of a dispute relating to a loan previously made to us by Mr. Busick. In February 2020, March 2020 and September 2020, we entered into three separate amendments to the settlement agreement, each of which extended the due date of the settlement payment and accrued additional interest. We subsequently paid the amounts due and as of April 30, 2021, no payments were owed under the settlement agreement.

Mr. Busick was appointed to the Board in March 2020 and resigned from the Board in April 2021.

Note and Warrant Purchase Agreement

In September 2020, we entered into a note and warrant purchase agreement (“Purchase Agreement”) with WDC Fund 1 (“WDC”), under which we issued WDC a convertible promissory note in the amount of $3,500,000 bearing simple interest on the outstanding principal amount at the rate of 6% per annum with a conversion price of $10.50 per share of our common stock. At a subsequent closing in October 2020, we issued WDC a second convertible promissory note under the Purchase Agreement in the amount of $3,500,000 bearing simple interest on the outstanding principal amount at the rate of 6% per annum with a conversion price of $10.50 per share of our common stock. At a subsequent closing in December 2020, we issued WDC a third convertible promissory note under the Purchase Agreement in the amount of $1,000,000 bearing simple interest on the outstanding principal amount at the rate of 6% per annum with a conversion price of $10.50 per share of our common stock.

At a second subsequent closing in December 2020, as amended in February 2021, we issued WDC a fourth convertible promissory note under the Purchase Agreement in the amount of $919,000 bearing simple interest on the outstanding principal amount at the rate of 6% per annum with a conversion price of $10.50 per share of our common stock. Of the $1,065,000 of proceeds that were received from the fourth convertible promissory note, a total of $919,000 was received subsequent to December 31, 2020.

In September 2020, in connection with the Purchase Agreement, we issued a warrant for 57,500 shares of our common stock to WDC at an exercise price of $10.50 per share. In October 2020, we issued an additional warrant for 57,500 shares of our common stock to WDC at an exercise price of $10.50 per share. In December 2020, we issued an additional warrant for 16,428 shares of our common stock to WDC at an exercise price of $10.50 per share. In a subsequent December 2020 closing, as amended in February 2021, we issued an additional warrant for 15,213 shares of our common stock to WDC at an exercise price of $10.50 per share. Each of the warrants has a five-year exercise period from the date of issuance. Of the 15,213 warrant shares that were granted, a total of 2,085 were granted on December 31, 2020 and 13,128 were granted on February 19, 2021.

In February 2021, Gabe Woodward, a partner of WDC, was appointed to the Board and in July 2023, Mr. Woodward resigned from the Board.

Stock Option Repricing

In September 2022, the Board approved the Stock Option Repricing. Options to purchase a total of 4,037,386 shares of our common stock were subject to the Stock Option Repricing. No other modifications were made to these options.

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The following table sets forth the stock options held by then-current executive officers and directors that were subject to the repricing:

Name	Grant Date	Number of Securities Underlying Each Option	Exercise Price Pre-Stock Option Repricing	Exercise Price Post-Stock Option Repricing(1)
Executive Officers
Thomas Zindrick, J.D.	8/15/2014	333,333	$9.00	$6.00
	9/19/2017	200,000	$10.50	$6.00
	9/19/2017	725,000	$10.50	$6.00
	3/23/2020	157,372	$10.50	$6.00
	9/24/2020	23,568	$10.50	$6.00
Tony Yu, Ph.D.	9/21/2019	239,653	$10.50	$6.00
Joseph Cappello, Ph.D.	5/1/2015	50,000	$9.00	$6.00
	12/31/2016	16,666	$9.00	$6.00
	12/31/2017	80,000	$10.50	$6.00
	9/24/2020	13,333	$10.50	$6.00
Paul Scigalla, M.D., Ph.D.	11/4/2014	30,555	$9.00	$6.00
	5/1/2015	16,666	$9.00	$6.00
	3/17/2017	16,666	$9.00	$6.00
	12/31/2016	16,666	$9.00	$6.00
	12/31/2017	16,666	$9.00	$6.00
	12/31/2018	16,666	$9.00	$6.00
	12/31/2019	16,666	$9.00	$6.00
	9/24/2020	16,666	$9.00	$6.00
	9/8/2022	16,666	$10.50	$6.00
Ralph Smalling	9/24/2020	8,333	$10.50	$6.00
Sean Ryder, J.D.	10/4/2021	150,000	$10.50	$6.00
Doug Samuelson	9/9/2022	88,300	$10.50	$6.00
Directors
John Thomas, Ph.D.	3/17/2017	5,000	$9.00	$6.00
	3/17/2017	10,000	$9.00	$6.00
	12/31/2016	5,000	$9.00	$6.00
	5/23/2018	5,000	$10.50	$6.00
	12/31/2018	9,916	$10.50	$6.00
	12/31/2019	9,916	$10.50	$6.00
	9/24/2020	10,908	$10.50	$6.00
	9/9/2022	25,000	$10.50	$6.00
Mary Mirabelli	9/9/2022	25,000	$10.50	$6.00
James L. Tyree	6/27/2014	25,000	$9.00	$6.00
	3/17/2017	2,500	$9.00	$6.00
	12/31/2016	2,500	$9.00	$6.00
	5/23/2018	2,500	$10.50	$6.00
	12/31/2018	14,000	$10.50	$6.00
	12/31/2019	14,250	$10.50	$6.00
	9/24/2020	15,675	$10.50	$6.00
	9/24/2020	17,642	$10.50	$6.00
	9/9/2022	25,000	$9.00	$6.00
Gabe Woodward	9/9/2022	25,000	$10.50	$6.00

(1) Based on the initial public offering price.

Offer Letter, Consulting Agreements and Stock Option Grants

We have entered into offer letter and consulting agreements with certain of our named executive officers, and granted stock options to our named executive officers and certain of our directors, as more fully described in the sections titled “Executive Compensation” and “Non-Employee Director Compensation.”

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and Bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.

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Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

By Order of the Board of Directors

/s/ Thomas Zindrick, J.D.
Thomas Zindrick, J.D.
President and Chief Executive Officer

July 20, 2023

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K and Amendment No. 1 to the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K, on Form 10-K/A, for the fiscal year ended December 31, 2022 is available without charge upon written request to: c/o Genelux Corporation, 2625 Townsgate Road, Suite 230, Westlake Village, CA 91361, Attn: Secretary.

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ANNUAL MEETING OF STOCKHOLDERS OF

GENELUX CORPORATION

September 11, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Pacific Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - Genelux will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/222451939 (password: genelux2023) starting at 10:00 a.m. Pacific Time on 9/11/2023, and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

40130000000000000000 9 091123

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class I Director:

☐ FOR NOMINEE

NOMINEE:
John Smither

☐ WITHHOLD AUTHORITY FOR NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear(s) hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

GENELUX CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

September 11, 2023

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoints Thomas Zindrick as proxy with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of GENELUX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 10:00 a.m. Pacific Time online at https://web.lumiagm.com/222451939 on September 11, 2023, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders' Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side.)

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